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                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON D.C.  20549

                        ------------------------------------

                                      FORM 8-K

                                   CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d) OF

                        THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     MARCH 25, 1998
                                                --------------------------------

                                  PREMIER PARKS INC.
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                (Exact name of registrant as specified in its charter)


    DELAWARE                       0-9789                      13-3995059
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(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)

              11501 NORTHEAST EXPRESSWAY, OKLAHOMA CITY, OKLAHOMA 63131
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             (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code      (405) 475-2500
                                                  ------------------------------


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            (Former name or former address, if changed since last report)


                               Page 1 of 5 total pages
                          (Exhibit index is found on page 5)

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ITEM 5.  Other Events.

     Premier Parks Inc. (formerly Premier Parks Holdings Corporation), a Delaware corporation (the "Registrant"), is a recently formed holding company which was organized to provide its predecessor and principal subsidiary, Premier Parks Operations, Inc. (formerly Premier Parks Inc.), a Delaware corporation ("Premier"), with a holding company organizational structure that can accommodate future growth from internal operations, acquisitions or joint ventures, broaden the alternatives available for future financing and generally provide for greater administrative and operational flexibility.

     On March 25, 1998, the holding company organizational structure was effected by a merger conducted pursuant to Section 251(g) of the Delaware General Corporation Law (the "Merger"), which provides for the formation of a holding company structure without a vote of the stockholders of Premier. In the Merger, Premier Parks Merger Corporation, a Delaware corporation, merged with and into Premier, with Premier as the surviving corporation. Prior to the Merger, Premier Parks Merger Corporation was a direct, wholly-owned subsidiary of the Registrant, which was a direct, wholly-owned subsidiary of Premier organized for the purpose of implementing the holding company organizational structure. By virtue of the Merger, Premier became a direct, wholly-owned subsidiary of the Registrant, all of Premier's outstanding capital stock was converted, on a share for share basis, into capital stock of the Registrant and the corporate names of the Registrant and Premier were changed to their present names. As a result, each stockholder of Premier became the owner of an identical number of shares of capital stock of the Registrant. Additionally, each outstanding option or warrant to purchase shares of Premier's common stock was automatically converted into an option or warrant to purchase, upon the same terms and conditions, an identical number of shares of the Registrant's common stock.

     The conversion of shares of capital stock in the Merger occurred without an exchange of certificates. Accordingly, certificates formerly representing shares of outstanding capital stock of Premier are deemed to represent shares of capital stock of the Registrant. The Registrant's Restated Certificate of Incorporation and Bylaws are filed as exhibits hereto.

     In addition, the consents of Coopers & Lybrand Reviseurs d'Entreprises, listed as Exhibits 23(e) to the Registrant's Registration Statements on Form S-3 (File Nos. 333-45859, 333-46167 and 333-46897) are filed herewith as Exhibits 23.1, 23.2 and 23.3 hereto.


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ITEM 7(c).  Exhibits.

Exhibit No.         Description

2.1 Agreement and Plan of Merger dated as of February 9, 1998 by and among the Registrant, Premier Parks Inc. and Premier Parks Merger Corporation

3.1(i) Amended and Restated Certificate of Incorporation of the Registrant, filed with the office of the Secretary of State of the State of Delaware on March 25, 1998

3.1(ii)             By-laws of the Registrant

23.1 Consent of Coopers & Lybrand Reviseurs d'Entreprises listed as Exhibit 23(e) to the Registrant's Registration Statement on Form S-3 (File No. 333-45859)

23.2 Consent of Coopers & Lybrand Reviseurs d'Entreprises listed as Exhibit 23(e) to the Registrant's Registration Statement on Form S-3 (File No. 333-46167)

23.3 Consent of Coopers & Lybrand Reviseurs d'Entreprises listed as Exhibit 23(e) to the Registrant's Registration Statement on Form S-3 (File No. 333-46897)








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                                      SIGNATURES
                                      ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 25, 1998

                                             PREMIER PARKS INC.



                                             By: /s/ Kieran E. Burke
                                                -------------------------------
                                                Kieran E. Burke
                                                Chairman of the Board and
                                                Chief Executive Officer











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                                   EXHIBIT INDEX


Exhibit No.         Description

2.1 Agreement and Plan of Merger dated as of February 9, 1998 by and among the Registrant, Premier Parks Inc. and Premier Parks Merger Corporation

3.1(i) Amended and Restated Certificate of Incorporation of the Registrant, filed with the office of the Secretary of State of the State of Delaware on March 25, 1998

3.1(ii)             By-laws of the Registrant

23.1 Consent of Coopers & Lybrand Reviseurs d'Entreprises listed as Exhibit 23(e) to the Registrant's Registration Statement on Form S-3 (File No. 333-45859)

23.2 Consent of Coopers & Lybrand Reviseurs d'Entreprises listed as Exhibit 23(e) to the Registrant's Registration Statement on Form S-3 (File No. 333-46167)

23.3 Consent of Coopers & Lybrand Reviseurs d'Entreprises listed as Exhibit 23(e) to the Registrant's Registration Statement on Form S-3 (File No. 333-46897)








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